FIRST AMENDMENT TO REVOLVING
                                CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "First Amendment") is made and entered into as of the 28th day of January, 1998, by and among MASTEC, INC., a Delaware corporation (the "Parent"), its Subsidiaries (other than Excluded Subsidiaries and members of the MasTec International Group) listed on Schedule 1 to the Credit Agreement defined below (together with the Parent, collectively the "Borrowers"), TELE-COMMUNICATIONS CORPORATION OF VIRGINIA, a Virginia corporation, E. L. DALTON & COMPANY, INC., a Texas corporation, NORTHLAND CONTRACTING, INC., a Minnesota corporation, WILDE CONSTRUCTION, INC., a Minnesota corporation, WILDE OPTICAL SERVICE, INC., a Minnesota corporation, WILDE ACQUISITION CO., INC., a Delaware corporation, WILDE HOLDING CO., INC., a Delaware corporation, WEEKS CONSTRUCTION COMPANY, a North Carolina corporation, AIDCO, INC., a California corporation, AIDCO SYSTEMS, INC., a California corporation, and G.J.S. CONSTRUCTION COMPANY, an Arizona corporation, (collectively, the "New U.S. Subsidiaries"), BANKBOSTON, N.A., CREDITANSTALT-BANKVEREIN, FIRST UNION NATIONAL BANK OF FLORIDA, THE SUMITOMO BANK, LIMITED, SCOTIABANC INC., THE FUJI BANK AND TRUST COMPANY, COMERICA BANK and LTCB TRUST COMPANY (collectively, the "Banks") and BANKBOSTON, N.A. as agent (the "Agent") for the Banks.

         WHEREAS, the Borrowers, the Banks and the Agent entered into a Revolving Credit Agreement dated as of June 9, 1997 (the "Credit Agreement"), pursuant to which the Banks extended credit to the Borrowers on the terms set forth therein;

         WHEREAS, the Parent has informed the Banks that it has acquired all of the capital stock of Tele-Communications Corporation of Virginia, E. L. Dalto & Company, Inc., Northland Contracting, Inc., Wilde Construction, Inc., Wilde Optical Service, Inc., Weeks Construction Company, Aidco, Inc., Aidco Systems, Inc., G.J.S. Construction Company, and E.L. Dalton Equipment Co., Inc., a Texas corporation, and has formed Wilde Acquisition Co., Inc. and Wilde Holding Co., Inc.;

         WHEREAS, the Parent has informed the Banks that E.L. Dalton Equipment Co., Inc. has merged into E. L. Dalton & Company, Inc., Burnup & Sims TSI, Inc. has merged into Shanco Corporation, and Harrison-Wright Co., Inc. has merged into Burnup & Sims of the Carolinas, Inc.(surviving as "Harrison-Wright Co., Inc.");

         WHEREAS, it is a condition to the Credit Agreement that the New U.S. Subsidiaries become parties to the Credit Agreement; and

         WHEREAS, the parties desire to amend the Credit Agreement to make the New U.S. Subsidiaries parties thereto on the terms set forth herein;

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Credit Agreement as follows:

         1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

         2. Amendments to the Credit Agreement. As of the Effective Date (as hereinafter defined):

                  (a) Schedule 1 to the Credit Agreement is hereby amended by deleting such Schedule 1 in its entirety and substituting the Schedule 1 attached hereto in place thereof. Each of the New U.S. Subsidiaries agrees that it has the rights and obligations of a Borrower under the Credit Agreement and shall be liable under the Notes as a Borrower.

                  (b) Section 4.13 of the Credit Agreement is hereby amended by deleting the second sentence in its entirety and substituting in its place thereof the following: "Any Subsidiary which is required to become a Borrower pursuant to the terms of this ss.4.13 shall sign Notes, shall enter into a joinder and affirmation to this Agreement and the U.S. Stock Pledge Agreement in substantially the form of Exhibit F attached hereto providing that such Subsidiary shall become a Borrower hereunder, and shall provide such other documentation as the Agent may reasonably request, including, without limitation, documentation with respect to conditions specified in ss.9 hereof."

                  (c) Section 7.4(c) of the Credit Agreement is hereby amended by inserting the phrase ", such contingent payments to include non-compete agreements" immediately before the close parenthesis thereof.

                  (d) Section 11 of the Credit Agreement is hereby amended by adding the following at the end of the paragraph thereof: "The Agent may from time to time, in its discretion, release Collateral, provided that the aggregate value of such released Collateral does not exceed five percent (5%) of the consolidated net worth of the Borrowers determined in accordance with GAAP."

                  (e) Exhibit F is hereby added to the Credit Agreement in the form attached hereto.

         3. Effectiveness. This First Amendment shall be effective as of the date hereof, subject to the receipt by the Agent of this First Amendment duly and properly authorized, executed and delivered by the respective parties hereto (such date being referred to as the "Effective Date"). This First Amendment shall become effective upon satisfaction of each of the following conditions:

                  (a) This First Amendment shall have been executed and delivered by the respective parties hereto;

                  (b)  The  New  U.S.   Subsidiaries  shall  have  executed  and
         delivered to the Agent allonges to the Notes reflecting their addition as Borrowers described in ss.2 of this First Amendment;

                  (c) The New U.S. Subsidiaries shall have delivered to the Agent certified copies of corporate resolutions of each of the New U.S. Subsidiaries satisfactory to the Agent authorizing this First Amendment and all related documents;

                  (d) Each of E. L. Dalton & Company, Inc., Shanco Corporation and Harrison-Wright Co., Inc. shall have delivered to the Agent copies of certificates and/or plans of merger filed with its charter or other incorporation documents, certified by the Secretary of State of each of their jurisdictions of incorporation; and

                  (e) The Parent, Harrison-Wright Co., Inc., Latlink Corporation, MasTec International, Inc., Wilde Acquisition Co., Inc., Wilde Holding Co., Inc. and Aidco, Inc. (the "Pledgors") and the New U.S. Subsidiaries shall have executed and delivered to the Agent a First Amendment to U.S. Stock Pledge Agreement and the Pledgors shall have delivered any and all stock certificates representing shares of stock in the New U.S. Subsidiaries to the Agent, together with undated stock powers related thereto.

         4. Representations and Warranties. Each of the Borrowers (including, without limitation, the New U.S. Subsidiaries) represents and warrants as follows:

                  (a) The execution, delivery and performance of each of this First Amendment, the First Amendment to U.S. Stock Pledge Agreement of even date herewith, the Credit Agreement and the U.S. Stock Pledge Agreement dated of June 9, 1997, among the Parent, Burnup & Sims of the Carolinas, Inc., Latlink Corporation, MasTec International, Inc. and the Agent, each as amended as of the date hereof and the transactions contemplated hereby and thereby are within the corporate power and authority of such Borrower and have been or will be authorized by proper corporate proceedings, and do not (a) require any consent or approval of the stockholders of such Borrower, (b) contravene any provision of the charter documents or by-laws of such Borrower or any law, rule or regulation applicable to such Borrower, or (c) contravene any provision of, or constitute an event of default or event which, but for the requirement that time elapse or notice be given, or both, would constitute an event of default under, any other material agreement, instrument or undertaking binding on such Borrower.

                  (b) This First Amendment, the First Amendment to U.S. Stock Pledge Agreement of even date herewith, the U.S. Stock Pledge Agreement and the Credit Agreement as amended as of the date hereof and all of the terms and provisions hereof and thereof are the legal, valid and binding obligations of such Borrower enforceable in accordance with their respective terms except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, and except as the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

                  (c) The execution, delivery and performance of this First Amendment, the First Amendment to U.S. Stock Pledge Agreement of even date herewith, the U.S. Stock Pledge Agreement and the Credit Agreement as amended as of the date hereof and the transactions contemplated hereby and thereby do not require any approval or consent of, or filing or registration with, any governmental or other agency or authority, or any other party.

                  (d) The representations and warranties contained in Section 5 of the Credit Agreement are true and correct in all material respects as of the date hereof as though made on and as of the date hereof.

                  (e) No Default or Event of Default under the Credit Agreement has occurred and is continuing.

         5. Ratification, etc. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This First Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this First Amendment.

         6. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

         7. Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, each of the undersigned have duly executed this First Amendment under seal as of the date first set forth above.

                                    The Borrowers:

                                    MASTEC, INC.



                                    By:___________________________________
                                        Name:
                                        Title:

                                    B & D CONTRACTORS OF SHELBY, INC.
                                    BURNUP & SIMS OF TEXAS, INC.
                                    HARRISON-WRIGHT CO., INC.
                                    UTILITY PRECAST, INC.
                                    BURNUP & SIMS TELCOM OF FLORIDA, INC.
                                    CHURCH & TOWER ENVIRONMENTAL, INC.
                                    CHURCH & TOWER FIBER TEL, INC.
                                    CHURCH & TOWER, INC.
                                    CHURCH & TOWER OF FLORIDA, INC.
                                    CHURCH & TOWER OF TN, INC.
                                    DESIGNED TRAFFIC INSTALLATION CO.
                                    GDSI, INC.
                                    KENNEDY CABLE CONSTRUCTION, INC.
                                    LATLINK CORPORATION
                                    LATLINK ARGENTINA, INC.
                                    MASTEC COMTEC OF CALIFORNIA, INC.
                                    MASTEC COMTEC OF THE CAROLINAS, INC.
                                    MASTEC TECHNOLOGIES, INC.
                                    MASTEC TELEPORT, INC.
                                    R.D. MOODY & ASSOCIATES, INC.
                                    R.D. MOODY AND ASSOCIATES, INC. OF  VIRGINIA
                                    SHANCO CORPORATION
                                    UTILITY LINE MAINTENANCE, INC.



                                    By:___________________________________
                                        Name:
                                        Title:

                                    The New U.S. Subsidiaries:

                                    AIDCO, INC.
                                    AIDCO SYSTEMS, INC.
                                    E. L. DALTON & COMPANY, INC.
                                    NORTHLAND CONTRACTING, INC.
                                    WILDE CONSTRUCTION, INC.
                                    WILDE OPTICAL SERVICE, INC.
                                    TELE-COMMUNICATIONS CORPORATION  OF VIRGINIA
                                    WILDE ACQUISITION CO., INC.
                                    WILDE HOLDING CO., INC.
                                    WEEKS CONSTRUCTION COMPANY
                                    G.J.S. CONSTRUCTION COMPANY



                                    By:___________________________________
                                        Name:
                                        Title:

                                    The Banks:

                                    CREDITANSTALT-BANKVEREIN



                                    By:___________________________________
                                        Name:
                                        Title:



                                    By:___________________________________
                                        Name:
                                        Title:

                                    FIRST UNION NATIONAL BANK OF FLORIDA



                                    By:___________________________________
                                        Name:
                                        Title:

                                    THE SUMITOMO BANK, LIMITED



                                    By:___________________________________
                                        Name:
                                        Title:



                                    By:___________________________________
                                        Name:
                                        Title:

                                    SCOTIABANC INC.



                                    By:___________________________________
                                        Name:
                                        Title:

                                    THE FUJI BANK AND TRUST COMPANY



                                    By:___________________________________
                                        Name:
                                        Title:

                                    COMERICA BANK



                                    By:___________________________________
                                        Name:
                                        Title:

                                    LTCB TRUST COMPANY



                                    By:___________________________________
                                        Name:
                                        Title:

                                    BANKBOSTON, N.A.,
                                      individually and as Agent



                                    By:___________________________________
                                        Name:
                                        Title:

*Corporation's stock to be pledged
*Corporation's stock to be pledged
BOS-BUSN:511686.1
                                   SCHEDULE 1

I.       U.S. SUBSIDIARIES

         A.       BORROWERS

         *Aidco, Inc.

         Date of Incorporation:  10/25/91            Stock Information:
         State of Incorporation:  California         Total Shares Authorized Common Stock:
         Address:  12675 Colony Court                         100,000
                   Chino, CA  91710                  Par Value:  None
                                                     No. Issued & Outstanding:  3,000
                                                     Owner:  MasTec, Inc.


         *Aidco Systems, Inc.

         Date of Incorporation:  7/26/93             Stock Information:
         State of Incorporation:  California         Total Shares Authorized Common Stock:
         Address:  12675 Colony Court                         100,000
                   Chino, CA  91710                  Par Value:  None
                                                     No. Issued & Outstanding:  1,000
                                                     Owner:  MasTec, Inc.


         *B & D Contractors of Shelby, Inc.

         Date of Incorporation:  6/26/81             Stock Information:
         State of Incorporation:  North Carolina     Total Shares Authorized Common Stock:
         Address:  1528 McCracken Drive                       1,000
                   Shelby, NC  28150                 Par Value:  $100.00
                                                     No. Issued & Outstanding:  100
                                                     Owner:  MasTec, Inc.


         *Burnup & Sims Telcom of Florida, Inc.

         Date of Incorporation:  8/18/94             Stock Information:
         State of Incorporation:  Florida            Total Shares Authorized Common Stock:
         Address:  7221 Dr. Martin Luther Jr. Blvd E.         1,000
                   Tampa, FL  33519                  Par Value:  $.01
                   (813) 621-0881                    No. Issued & Outstanding:  100
                   (813) 626-3740 - Fax              Owner:  MasTec, Inc.
                   (800) 282-2939


         *Burnup & Sims of Texas, Inc.

         Date of Incorporation:  8/1/58              Stock Information:
         State of Incorporation:  Texas              Total Shares Authorized Common Stock:
         Address:  2716 East Fifth                            10,000
                   Austin, TX  78702                 Par Value:  $100.00
                   (512) 476-6777                    No. Issued & Outstanding:  700
                   (512) 476-6777                    Owner:  MasTec, Inc.
                   (800) 252-5471
         Address:  P.O. Box
                   Austin, Texas  78767


         *Church & Tower, Inc.

         Date of Incorporation:  8/22/90             Stock Information:
         State of Incorporation:  Florida            Total Shares Authorized Common Stock:
         Address:  3155 NW 77th Avenue                        5,000
                   Miami, FL 33122                   Par Value:  $1.00
                                                     No. Issued & Outstanding:  1000
                                                     Owner:  MasTec, Inc.


         *Church & Tower Environmental, Inc.

         Date of Incorporation:  7/16/96             Stock Information:
         State of Incorporation:  Delaware           Total Shares Authorized Common Stock:
         Address:  3155 NW 77th Ave.                          1,000
                   Miami, FL 33122                   Par Value:  $.01
                                                     No. Issued & Outstanding:  100
                                                     Owner:  MasTec, Inc.


         *Church & Tower Fiber Tel, Inc.

         Date of Incorporation:  8/31/94             Stock Information:
         State of Incorporation:  Delaware           Total Shares Authorized Common Stock:
         Address:  4598 Stonegate Industrial Blvd.#B          1,000
                   Stone Mountain Georgia 30078      Par Value:  $.01
                   (404) 508-1666                    No. Issued & Outstanding:  200
                   (404) 508-0106-FAX                Owner:  MasTec, Inc.


         *Church & Tower of Florida, Inc.

         Date of Incorporation:  9/19/68             Stock Information:
         State of Incorporation:  Florida            Total Shares Authorized Common Stock:
         Address:  3155 NW 77th Avenue                        10,000
                    Miami, FL 33122                  Par Value:  $10.00
                                                     No. Issued & Outstanding:  100
                                                     Owner:  MasTec, Inc.


         *Church & Tower of TN, Inc.

         Date of Incorporation:  7/25/79             Stock Information:
         State of Incorporation:  Delaware           Total Shares Authorized Common Stock:
         Address:  3155 NW 77th Avenue                        100
                   Miami, FL 33122                   Par Value:  $1.00
                   (305) 599-1800                    No. Issued & Outstanding:  100
                                                     Owner:  MasTec, Inc.


         *Designed Traffic Installation Co.

         Date of Incorporation:  3/8/65              Stock Information:
         State of Incorporation:  Florida            Total Shares Authorized Common Stock:
         Address:  2801 SW 46th Ave                           10,000
                   Ft. Lauderdale, FL 33314          Par Value:  $10.00
                   (305) 587-1700                    No. Issued & Outstanding:  6,000
                   (305) 587-4070 - Fax            Owner:  MasTec, Inc.


         *E. L. Dalton & Company, Inc.

         Date of Incorporation:  9/18/72             Stock Information:
         State of Incorporation:  Texas              Total Shares Authorized Common Stock:
         Address:  8700 Stemmons Fwy., Suite 125              100,000
                   Dallas, TX  75247                 Par Value:  $1.00
                                                     No. Issued & Outstanding:  2,000
                                                     Owner:  MasTec, Inc.


         *GDSI, Inc.

         Date of Incorporation:  12/24/80            Stock Information:
         State of Incorporation:  Delaware           Total Shares Authorized Common Stock:
         Address:  5555 Oakbrook Way Ste. 620                 100
                   Norcross, GA  30093-22770         Par Value:  $1.00
                   (770) 662-8310                    No. Issued & Outstanding:  100
                   (770) 242-7680 - Fax              Owner:  MasTec, Inc.


         *G.J.S. Construction Company
         (d/b/a Somerville Construction Co.)

         Date of Incorporation:  6/22/92             Stock Information:
         State of Incorporation:  Arizona            Total Shares Authorized Common Stock:
         Address:  3806 S. 16th Street                                 3,000,000
                     Phoenix, AZ  85040              Par Value:  $1.00
                                                     No. Issued & Outstanding:  175,100
                                                     Owner:  MasTec, Inc.


         *Harrison-Wright Co., Inc.
         (formerly known as BURNUP & SIMS OF THE CAROLINAS, INC.)

         Date of Incorporation:  2/18/71             Stock Information:
         State of Incorporation:  Delaware           Total Shares Authorized Common Stock:
         Address:  3133 Cedar Park Rd.                        10,000
                   Greensboro, NC 27405              Par Value:  $1.00
                                                     No. Issued & Outstanding:  200
                                                     Owner:  MasTec, Inc.


         *Kennedy Cable Construction, Inc.

         Date of Incorporation:  1/24/97             Stock Information:
         State of Incorporation:  Delaware           Total Shares Authorized Common Stock:
         Address:  Highway 280 West                           1,000
                     Reidsville, GA 30453            Par Value:  $.01
                     (912) 557-4751                  No. Issued & Outstanding:  100
                     (912) 557-6545                  Owner:  MasTec, Inc.


         *Latlink Corporation

         Date of Incorporation:  11/16/95            Stock Information:
         State of Incorporation:  Delaware           Total Shares Authorized Common Stock:
         Address:  3155 NW 77th Ave.                          2,500
                   Miami, FL 33122                   Par Value:  $.01
                                                     No. Issued & Outstanding:  100
                                                     Owner:  MasTec, Inc.


         *Latlink Argentina, Inc.
         (originally MasTec Equipment, Inc.  Name changes: MasTec Offshore, Inc., Latlink, Inc., Latlink Argentina, Inc.)

         Date of Incorporation:  7/1/94              Stock Information:
         State of Incorporation:  Delaware           Total Shares Authorized Common Stock:
         Address:  3155 NW 77th Ave.                          2,500
                   Miami, FL 33122                   Par Value:  $.01
                                                     No. Issued & Outstanding:  100
                                                     Owner:  Latlink Corporation


         *MasTec Comtec of California, Inc.

         Date of Incorporation:  7/25/79             Stock Information:
         State of Incorporation:  Delaware           Total Shares Authorized Common Stock:
         Address:  15119 Arrow Highway                        100
                   Irwindale, CA 91706               Par Value:  $1.00
                   (818) 877-2700                    No. Issued & Outstanding:  100
                   (818) 960-4166 - FAX              Owner:  MasTec, Inc.


         *MasTec Comtec of the Carolinas, Inc.

         Date of Incorporation:  9/24/79             Stock Information:
         State of Incorporation:  Delaware           Total Shares Authorized Common Stock:
         Address:  1715 Orr Industrial Court                  10,000
                   Charlotte, NC 28213               Par Value:  $.01
                   (770) 598-9229                    No. Issued & Outstanding:  2100
                   (770) 596-8254                    Owner:  MasTec, Inc.


         *MasTec Technologies, Inc.

         Date of Incorporation:  7/31/95             Stock Information:
         State of Incorporation:  Delaware           Total Shares Authorized Common Stock:
         Address:  8600 N.W. 36th Street                      1,000
                     Miami, FL 33166                 Par Value:  $.01
                                                     No. Issued & Outstanding:  100
                                                     Owner:  MasTec, Inc.


         *MasTec Teleport, Inc.

         Date of Incorporation:  2/13/95             Stock Information:
         State of Incorporation:  Florida            Total Shares Authorized Common Stock:
         Address:  3155 NW 77th Avenue                        5,000
                   Miami, FL  33122                  Par Value:  $1.00
                   (305) 599-1800                    No. Issued & Outstanding:  1,000
                                                     Owner:  MasTec, Inc. -- 750 shares


         *Northland Contracting, Inc.

         Date of Incorporation:  6/4/79              Stock Information:
         State of Incorporation:  Minnesota          Total Shares Authorized Common Stock:
         Address:  Highway #2 East                            2,500
                   Shevlin, MN  56676                Par Value:  $.01
                                                     No. Issued & Outstanding:  100
                                                     Owner:  Wilde Acquisition Co., Inc.

         *R.D. Moody & Associates, Inc.

         Date of Incorporation:  2/18/88             Stock Information:
         State of Incorporation:  Florida            Total Shares Authorized Common Stock:
         Address:  5380 Capital Circle, NW                    5,000
                   Tallahassee, FL 32303             Par Value:  $1.00
                                                     No. Issued & Outstanding:  500
                                                     Owner:  MasTec, Inc.


         *R.D. Moody and Associates, Inc. of Virginia

         Date of Incorporation:  9/20/94             Stock Information:
         State of Incorporation:  Virginia           Total Shares Authorized Common Stock:
         Address:  5380 Capital Circle, NW                    5,000
                   Tallahassee, FL 32303             Par Value:  $20.00
                                                     No. Issued & Outstanding:  5000
                                                     Owner:  MasTec, Inc.


         *Shanco Corporation

         Date of Incorporation:  2/4/97              Stock Information:
         State of Incorporation:  Florida            Total Shares Authorized Common Stock:
         Address:  14170 Jetport Loop                         1,000
                   Fort Myers FL 33913               Par Value:  $.01
                   (941) 768-5001                    Issued & Outstanding:  300
                   (941) 768-0035 (FAX)              Owner:  MasTec, Inc.


         *Tele-Communications Corporation of Virginia

         Date of Incorporation:  10/15/82            Stock Information:
         State of Incorporation:  Virginia           Total Shares Authorized Common Stock:
         Address:  1868 Mount Pleasant Road                   20,000
                   Chesapeake, VA  23322             Par Value:  $1.00
                                                     No. Issued & Outstanding:  18,950
                                                     Owner:  MasTec, Inc.


         *Utility Line Maintenance

         Date of Incorporation:  8/17/88             Stock Information:
         State of Incorporation:  Georgia            Total Shares Authorized Common Stock:
         Address:  1696 N. Georgia Hwy. 16                    1,000,000
                   Whitesburg, GA 30185              Par Value:  $1.00
                   (770)832-1604                     No. Issued & Outstanding:  500
                   (770) 832-9738                    Owner:  MasTec, Inc.


         *Utility Precast,  Inc., a Delaware corporation  (formerly known as H-W
         Acquisition III Co., Inc.)

         Date of Incorporation:  10/17/96            Stock Information:
         State of Incorporation:  Delaware           Total Shares Authorized Common Stock:
         Address:  3133 Cedar Park Road                       1,000
                   Greensboro, NC  27405             Par Value:  $.01
                   (910) 697-2930                    No. Issued & Outstanding:  100
                   (910) 697-7895 (fax)              Owner:  Harrison-Wright Co., Inc.


         *Weeks Construction Company

         Date of Incorporation:  4/27/79             Stock Information:
         State of Incorporation:  North Carolina     Total Shares Authorized Common Stock:
         Address:  1602 East Dixie Drive                      100,000
                   Asheboro, NC  27204               Par Value:  $1.00
                                                     No. Issued & Outstanding:  439
                                                     Owner:  MasTec, Inc.






         *Wilde Acquisition Co., Inc.

         Date of Incorporation:  7/31/97             Stock Information:
         State of Incorporation:  Delaware           Total Shares Authorized Common Stock:
         Address:  3155 NW 77th Avenue                        1,000
                   Miami, FL  33122                  Par Value:  $.01
                                                     No. Issued & Outstanding:  100
                                                     Owner:  Wilde Holding Co., Inc.


         *Wilde Holding Co., Inc.

         Date of Incorporation:  5/30/95             Stock Information:
         State of Incorporation:  Delaware           Total Shares Authorized Common Stock:
         Address:  3155 NW 77th Avenue                        1,000
                   Miami, FL  33122                  Par Value:  $.01
                                                     No. Issued & Outstanding:  100
                                                     Owner:  MasTec, Inc.


         *Wilde Construction, Inc.

         Date of Incorporation:  9/26/74             Stock Information:
         State of Incorporation:  Minnesota          Total Shares Authorized Common Stock:
         Address:  Highway #2 East                            750
                   Shevlin, MN  56676                Par Value:  $.01
                                                     No. Issued & Outstanding:  60
                                                     Owner:  MasTec, Inc.


         *Wilde Optical Service, Inc.

         Date of Incorporation:  2/9/87              Stock Information:
         State of Incorporation:  Minnesota          Total Shares Authorized Common Stock:
         Address:  Highway #2 East                            10,000
                   Shevlin, MN  56676                Par Value:  $.01
                                                     No. Issued & Outstanding:  1,000
                                                     Owner:  MasTec, Inc.


         B.       NON-BORROWERS

                  1.       EXCLUDED SUBSIDIARIES

                  Burnup & Sims Network Designs, Inc.
                  Floyd Theatres, Inc.
                  Tallahassee Theatres, Inc.
                  Haven Outdoor Drive-Theatre, Inc.
                  Burnup & Sims Enterprises, Inc.
                  Burnup & Sims of Mississippi, Inc.
                  Burnup & Sims Communications Services of Florida, Inc.
                  Cal Technical Services, Inc.
                  Capscan Cable Company, Inc.
                  DTI, Inc.
                  Excom Realty, Inc.
                  Gasco, Inc.
                  GCC Corp.
                  L.P. & H.
                  MasTec Angola, Inc.
                  MasTec - Haiti, Inc.
                  MasTec - Puerto Rico, Inc.
                  MasTec Wireless, Inc.
                  Pantel International, Inc. - Hungary
                  Telink, Inc.
                  9001 Joint Venture
                  H-W Acquisition II, Inc.
                  MasTec Telepub, Inc.


                  2.       U.S. MEMBERS OF THE MASTEC INTERNATIONAL GROUP

                  *MasTec International, Inc.

                  Date of Incorporation:  4/22/92    Stock Information:
                  State of Incorporation:  Delaware  Total Shares Authorized Common Stock:
                  Address:  3155 NW 77th Avenue               1,000
                            Miami, FL 33122          Par Value:  $.01
                                                     No. Issued & Outstanding:  1,000
                                                     Owner:  MasTec, Inc.


                  *MasTec Latin America, Inc.

                  Date of Incorporation:  2/13/97    Stock Information:
                  State of Incorporation:  Delaware  Total Shares Authorized Common Stock:
                  Address:  3155 NW 77th Avenue               1,000
                            Miami, FL  33122         Par Value:  $.01
                            (305) 599-1800           No. Issued & Outstanding:  100
                                                     Owner:  MasTec International, Inc.


II.      SINTEL GROUP (NON-BORROWERS)

         *Sistemas e Instalaciones de Telecomunicaciones, S.A.

         Date of Incorporation:  2/8/50              Stock Information:
         Country of Incorporation:  Spain            Total Shares Authorized Common Stock:
         Address:  C/.del Arte.21 28033                       6,100,000
                   Madrid, Spain                     Par Value:  1,000 Pesetas
                                                     No. Issued & Outstanding:  6,100,000
                                                     Owner:  MasTec International, Inc.


         Sintel - Peru, S.A.
         Sintel - Venezuela, S.A.
         Sintelar, S.A.
         Sietel, S.A.


BOS-BUSN:511686.1
                                                                       EXHIBIT F

                                     FORM OF
                        JOINDER AGREEMENT AND AFFIRMATION


         This Joinder Agreement and Affirmation (this "Joinder Agreement") is executed and delivered by [Name of Newly Acquired Subsidiary] (the "New U.S. Subsidiary") pursuant to ss.4.13 of the Revolving Credit Agreement dated as of June 9, 1997, as may be amended from time to time, (the "Credit Agreement") among MasTec, Inc., a Delaware corporation (the "Parent"), its Subsidiaries (other than Excluded Subsidiaries and members of the MasTec International Group) listed on Schedule 1 to the Credit Agreement (together with the Parent, collectively the "Borrowers") BankBoston, N.A., Creditanstalt-Bankverein, First Union National Bank of Florida, The Sumitomo Bank, Limited, Scotiabanc Inc., The Fuji Bank and Trust Company, Comerica Bank and LTCB Trust Company (collectively, the "Banks") and BankBoston, N.A. as agent (the "Agent") for the Banks, and any other financial institutions which become parties to the Credit Agreement in accordance with ss.ss.14 and 17 of the Credit Agreement. All capitalized terms used in this Joinder Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

         The New U.S. Subsidiary hereby agrees to become a Borrower in respect of the Obligations as set forth in the Credit Agreement and, by executing and delivering this Joinder Agreement, does hereby join and become a party to the Credit Agreement as a Borrower, assuming all of the obligations and liabilities of a Borrower thereunder. The New U.S. Subsidiary agrees to comply with, and be bound by, all of the terms and conditions of the Credit Agreement in all respects as an original Borrower thereunder, as if the New U.S. Subsidiary were an original signatory thereto, including without limitation, assuming all obligations and liabilities arising or incurred under the Credit Agreement and the Notes on and after the Closing Date.

         To the extent that the New U.S. Subsidiary holds any stock of any U.S. Subsidiary (other than the stock of an Excluded Subsidiary), the New U.S.
Subsidiary hereby agrees to pledge all such stock and, by executing and delivering this Joinder Agreement, does hereby join and become a party to the U.S. Stock Pledge Agreement dated as of June 9, 1997, as may be amended from time to time, (the "U.S. Stock Pledge") among MasTec, Inc., Burnup & Sims of the Carolinas, Inc., Latlink Corporation, MasTec International, Inc. and BankBoston, N.A. as Agent for the Banks, as an original Pledgor thereunder, assuming all of the obligations and liabilities of a Pledgor thereunder. The New U.S. Subsidiary agrees to comply with, and be bound by, all of the terms and conditions of the U.S. Stock Pledge in all respects as an original Pledgor thereunder, as if the New U.S. Subsidiary were an original signatory thereto, including without limitation, assuming all obligations and liabilities arising or incurred under the U.S. Stock Pledge on and after the Closing Date.

         The New U.S. Subsidiary hereby consents to and agrees to be bound by the provisions of ss.ss.4.1, 6 and 7 of the U.S. Stock Pledge, and hereby agrees to cooperate fully and in good faith with the Agent and the Pledgors in carrying out such provisions and, by executing and delivering this Joinder Agreement, does hereby join the U.S. Stock Pledge to the extent stated.

         Without limiting the above, the New U.S. Subsidiary hereby expressly consents to the terms and conditions of ss.22 (Waiver of Jury Trial) and ss.23 (Governing Law; Submission to Jurisdiction) of the Credit Agreement, and ss.18 (Waiver of Jury Trial) and ss.17 (Governing Law; Consent to Jurisdiction) of the Credit Agreement.

         The undersigned agrees that this Joinder Agreement shall be deemed to be, and is hereby made a part of, the Credit Agreement as if set forth therein in full.

         IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed on this ___ day of _________ 199__.


                                       [NEW U.S. SUBSIDIARY]


                                       By:      _________________________
                                                Name:
                                                Title:

                                       Address for Notices:
                                       [Address]


Except as expressly modified hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Borrowers hereby affirm their Obligations under the Credit Agreement and agree that they are jointly and severally liable with the New U.S. Subsidiary with respect to the Total Commitment.

Agreed to and Consented by:

 MASTEC, INC.

By:___________________________________
     Name:
     Title:

[SUBSIDIARY]
[SUBSIDIARY]
[SUBSIDIARY]
[SUBSIDIARY]
[SUBSIDIARY]
[SUBSIDIARY]

By:___________________________________
     Name:
     Title: